SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2004

Valley Community Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Washington	000-30447	91-1913479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1307 East Main, Puyallup, Washington 98372
(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (253) 848-2316

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Warren D. Hunt tendered his resignation as a director of Valley Community Bancshares, Inc. (the “Company”), effective September 22, 2004. Mr. Hunt’s term was to expire at the Company’s 2007 Annual Meeting of Shareholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: September 24, 2004

VALLEY COMMUNITY BANCSHARES, INC

By:	/s/ David H. Brown

David H. Brown President and Chief Executive Officer

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